SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : August 25, 2001


       STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust
          Agreement, dated as of February 1, 2001 providing for the issuance of Structured Asset Securities Corporation Pass-through Certificates, Series 2001-3A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-35026-08                   74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                                200 Vesey Street
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Pass-through Certificates, Series 2001-3A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of February 1, 2001 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee. On August 25, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on August 25, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK, not in its
                                    individual capacity but solely as Trustee under the Agreement referred to herein

Date:  August 29, 2001            By:   /s/ Karen Schluter
                                     Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 25, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on August 25, 2001

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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-3A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     August 25, 2001


-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
          Original         Beginning                                                                                  Ending
            Face           Principal                                                        Realized  Deferred       Principal
Class      Value           Balance             Principal        Interest          Total      Losses    Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1      95,478,000.00      84,690,722.86     3,472,254.99       301,534.26    3,773,789.25      0.00    0.00       81,218,467.87
IA2       1,000,000.00         887,018.19        36,367.07         3,158.15       39,525.22      0.00    0.00          850,651.12
IA3       1,796,834.00       1,591,263.55        30,454.11             0.00       30,454.11      0.00    0.00        1,560,809.44
IIA1     43,036,000.00      35,425,136.91       188,895.82       129,670.76      318,566.58      0.00    0.00       35,236,241.09
IIA2      1,000,000.00         823,151.24         4,389.25         3,013.08        7,402.33      0.00    0.00          818,761.99
IIA3      1,499,678.00       1,299,260.34           800.50             0.00          800.50      0.00    0.00        1,298,459.84
B1        2,294,000.00       2,288,359.48         1,180.98        16,209.21       17,390.19      0.00    0.00        2,287,178.50
B2        1,911,000.00       1,906,301.20           983.80        13,502.97       14,486.77      0.00    0.00        1,905,317.40
B3        1,529,000.00       1,525,240.47           787.15        10,803.79       11,590.94      0.00    0.00        1,524,453.32
B4        2,064,000.00       2,058,924.99         1,062.57        14,584.05       15,646.62      0.00    0.00        2,057,862.42
B5          687,000.00         685,310.78           353.68         4,854.28        5,207.96      0.00    0.00          684,957.10
B6          696,081.00         694,374.38           354.61         4,918.49        5,273.10      0.00    0.00          694,019.77
R               100.00               0.00             0.00             0.00            0.00      0.00    0.00                0.00
TOTALS  152,991,693.00     133,875,064.39     3,737,884.53       502,249.04    4,240,133.57      0.00    0.00      130,137,179.86

IA4      96,478,100.00      85,577,841.06             0.00       301,483.60      301,483.60      0.00    0.00       82,069,219.00
IA5      52,708,103.00      48,294,575.85             0.00        14,609.11       14,609.11      0.00    0.00       47,313,182.30
IIA4     44,036,000.00      36,248,288.16             0.00       124,074.87      124,074.87      0.00    0.00       36,055,003.09
IIA5     16,634,896.00      15,705,822.07             0.00         6,301.60        6,301.60      0.00    0.00       15,527,389.79
-----------------------------------------------------------------------------------------------------------------------------------

Factor Information Per $1,000 of Original Face                                                                  Pass-through Rates
-----------------------------------------------------------------------------------------------------------     --------------------
                                                                                                                         Current
                           Beginning                                                            Ending          Class   Pass-thru
Class       cusip          Principal        Principal         Interest         Total           Principal                 Rate (%)
-------------------------------------------------------------------------------------------------------------   -------------------
IA1        8635723Q4     887.01819121     36.36706875       3.15815434    39.52522309         850.65112246      IA1    4.272500 %
IA2        8635725L3     887.01819000     36.36707000       3.15815000    39.52522000         850.65112000      IA2    4.272500 %
IA3        8635723R2     885.59296518     16.94876099       0.00000000    16.94876099         868.64420419      IA3    0.000000 %
IIA1       8635723U5     823.15124338      4.38925132       3.01307649     7.40232782         818.76199205     IIA1    4.392500 %
IIA2       8635725M1     823.15124000      4.38925000       3.01308000     7.40233000         818.76199000     IIA2    4.392500 %
IIA3       8635723V3     866.35953851      0.53378125       0.00000000     0.53378125         865.82575726     IIA3    0.000000 %
B1         8635723Y7     997.54118570      0.51481255       7.06591543     7.58072799         997.02637315      B1     8.500000 %
B2         8635723Z4     997.54118263      0.51480900       7.06591837     7.58072737         997.02637363      B2     8.500000 %
B3         8635724A8     997.54118378      0.51481360       7.06591890     7.58073250         997.02637018      B3     8.500000 %
B4         8635725H2     997.54117733      0.51481105       7.06591570     7.58072674         997.02636628      B4     8.500000 %
B5         8635725J8     997.54116448      0.51481805       7.06590975     7.58072780         997.02634643      B5     8.500000 %
B6         8635725K5     997.54824510      0.50943784       7.06597364     7.57541148         997.03880727      B6     8.500000 %
R          8635724B6       0.00000000      0.00000000       0.00000000     0.00000000           0.00000000       R     4.272500 %
TOTALS                   875.04793080     24.43194435       3.28285170    27.71479606         850.61598645
IA4        8635723S0     887.01830840      0.00000000       3.12489156     3.12489156         850.65127734     IA4     4.227500 %
IA5        8635723T8     916.26473163      0.00000000       0.27717010     0.27717010         897.64532599     IA5     0.363000 %
IIA4       8635723W1     823.15124353      0.00000000       2.81757812     2.81757812         818.76199223     IIA4    4.107500 %
IIA5       8635723X9     944.14909898      0.00000000       0.37881812     0.37881812         933.42271512     IIA5    0.481472 %
-------------------------------------------------------------------------------------------------------------   -------------------

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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-3A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     August 25, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS

                 Original         Beginning                                                                            Ending
                   Face           Principal                                                   Realized   Deferred      Principal
Class             Value           Balance       Principal        Interest       Total          Losses    Interest      Balance
-----------------------------------------------------------------------------------------------------------------------------------
LTIA1       95,478,000.00     84,690,722.86   3,472,254.99     301,534.26     3,773,789.25      0.00       0.00     81,218,467.87
LTIA2        1,000,000.00        887,018.19      36,367.07       3,158.15        39,525.22      0.00       0.00        850,651.12
LTIA3        1,796,834.00      1,591,263.55      30,454.11           0.00        30,454.11      0.00       0.00      1,560,809.44
LTIAR              100.00              0.00           0.00           0.00             0.00      0.00       0.00              0.00
LT1B         6,274,182.00      6,258,755.68       3,230.02      44,332.87        47,562.89      0.00       0.00      6,255,525.66
LTIIA1      43,036,000.00     35,425,136.91     188,895.82     129,670.76       318,566.58      0.00       0.00     35,236,241.09
LTIIA2       1,000,000.00        823,151.24       4,389.25       3,013.08         7,402.33      0.00       0.00        818,761.99
LTIIA3       1,499,678.00      1,299,260.34         800.50           0.00           800.50      0.00       0.00      1,298,459.84
LT2B         2,906,899.00      2,899,751.81       1,496.50      20,539.92        22,036.42      0.00       0.00      2,898,255.31
LTR                  0.00              0.00           0.00           0.00             0.00      0.00       0.00              0.00
TOTALS     152,991,693.00    133,875,060.58   3,737,888.26     502,249.04     4,240,137.30      0.00       0.00    130,137,172.32

LTIA5                0.00              0.00           0.00           0.00             0.00      0.00       0.00              0.00
LTIIA5               0.00              0.00           0.00           0.00             0.00      0.00       0.00              0.00
-----------------------------------------------------------------------------------------------------------------------------------

Factor Information Per $1,000 of Original Face                                                                  Pass-through Rates
-----------------------------------------------------------------------------------------------------------     --------------------
                                                                                                                          Current
                    Beginning                                                    Ending                         Class   Pass-thru
Class     cusip     Principal     Principal      Interest         Total        Principal                                  Rate (%)
-------------------------------------------------------------------------------------------------------------   -------------------
LTIA1          887.01819121     36.36706875     3.15815434      39.52522309     850.65112246                  LTIA1   0.000000 %
LTIA2          887.01819000     36.36707000     3.15815000      39.52522000     850.65112000                  LTIA2   0.000000 %
LTIA3          885.59296518     16.94876099     0.00000000      16.94876099     868.64420419                  LTIA3   0.000000 %
LTIAR            0.00000000      0.00000000     0.00000000       0.00000000       0.00000000                  LTIAR   0.000000 %
LT1B           997.54130180      0.51481133     7.06592031       7.58073164     997.02649047                  LT1B    0.000000 %
LTIIA1         823.15124338      4.38925132     3.01307649       7.40232782     818.76199205                  LTIIA1  0.000000 %
LTIIA2         823.15124000      4.38925000     3.01308000       7.40233000     818.76199000                  LTIIA2  0.000000 %
LTIIA3         866.35953851      0.53378125     0.00000000       0.53378125     865.82575726                  LTIIA3  0.000000 %
LT2B           997.54130088      0.51480977     7.06592145       7.58073122     997.02649112                  LT2B    0.000000 %
TOTALS         875.04790590     24.43196873     3.28285170      27.71482044     850.61593717
-------------------------------------------------------------------------------------------------------------   -------------------

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-3A
                                     August 25, 2001



Sec. 4.03(i)    Unscheduled Principal Amounts                                            3,668,655.52
                Group 1 Unscheduled Principal                                            3,493,761.86
                Group 2 Unscheduled Principal                                              174,893.66


Sec. 4.03(iv)   Aggregate Advances                                                               0.00
                Group 1 Advances                                                                 0.00
                Group 2 Advances                                                                 0.00

Sec. 4.03(v)    Ending Principal Balance                                               130,137,180.58
                Group 1 Principal Balance                                               89,885,456.36
                Group 2 Principal Balance                                               40,251,724.22

Sec. 4.03(vii)  Current Period Realized Losses                                                   0.00
                Group 1 Current Period Realized Losses                                           0.00
                Group 2 Current Period Realized Losses                                           0.00

                Group1                                                                           0.00
                Bankruptcy Losses                                                                0.00
                Group 1 Bankruptcy Losses                                                        0.00
                Group 2 Bankruptcy Losses                                                        0.00

                Fraud Losses                                                                     0.00
                Group 1 Fraud Losses                                                             0.00
                Group 2 Fraud Losses                                                             0.00

                Special Hazard Losses                                                            0.00
                Group 1 Special Hazard Losses                                                    0.00
                Group 2 Special Hazard Losses                                                    0.00

                Group 1 Bankruptcy Loss Amount                                             100,000.00
                Group 2 Bankruptcy Loss Amount                                             100,000.00

                Group 1 Fraud Loss Amount                                                2,090,982.00
                Group 2 Fraud Loss Amount                                                  968,852.00

                Group 1 Special Hazard Loss Amount                                       7,959,486.58
                Group 2 Special Hazard Loss Amount                                       1,987,802.65


Sec. 4.03(viii) Servicing Fees (includes Retained Interest)                                 27,890.70
                Sub-Servicing Fees                                                           1,153.45
                Trustee Fees                                                                   725.16


Sec. 4.03(ix)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                     Group 1
                Category      Number    Principal Balance   Percentage
                1 Month        3           464,955.23           0.52 %
                2 Month        0                 0.00           0.00 %
                3 Month        1           128,000.00           0.14 %
                Total          4           592,955.23           0.66 %

                     Group 2
                Category      Number    Principal Balance   Percentage
                1 Month        1           975,000.00           2.42 %
                2 Month        0                 0.00           0.00 %
                3 Month        0                 0.00           0.00 %
                Total          1           975,000.00           2.42 %


                    Group Totals
                Category      Number    Principal Balance   Percentage
                1 Month        4         1,439,955.23           1.11 %
                2 Month        0                 0.00           0.00 %
                3 Month        1           128,000.00           0.10 %
                Total          5         1,567,955.23           1.21 %

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-3A
                                       August 25, 2001


                Number and Aggregage Principal Amounts of Mortgage Loans in Foreclosure

                    Group 1
                              Number    Principal Balance   Percentage
                               1          975,930.90            1.09 %


                    Group 2
                              Number    Principal Balance   Percentage
                               2          552,984.06            1.37 %

                    Group Totals
                              Number    Principal Balance   Percentage
                               3        1,528,914.96            1.17 %



Sec. 4.03(x)    Number and Aggregage Principal Amounts of REO Loans
                    Group 1
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 2
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group Totals
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%


Sec.4.03(viii)  Aggregate Outstanding Interest Shortfalls

                Class ia1 shortfall                         0.00
                Class ia2 shortfall                         0.00
                Class ia4 shortfall                         0.00
                Class iia1 shortfall                        0.00
                Class iia2 shortfall                        0.00
                Class iia4 shortfall                        0.00
                Class iia5 shortfall                        0.00
                Class b1 shortfall                          0.00
                Class b2 shortfall                          0.00
                Class b3 shortfall                          0.00
                Class b4 shortfall                          0.00
                Class b5 shortfall                          0.00
                Class b6 shortfall                          0.00
                Class r shortfall                           0.00


Sec.4.03(viv)      Aggregate Outstanding Prepayment Interest Shortfalls

                Class ia1 shortfall                         0.00
                Class ia2 shortfall                         0.00
                Class ia4 shortfall                         0.00
                Class iia1 shortfall                        0.00
                Class iia2 shortfall                        0.00
                Class iia4 shortfall                        0.00
                Class iia5 shortfall                        0.00
                Class b1 shortfall                          0.00
                Class b2 shortfall                          0.00
                Class b3 shortfall                          0.00
                Class b4 shortfall                          0.00
                Class b5 shortfall                          0.00
                Class b6 shortfall                          0.00
                Class r shortfall                           0.00

If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                 Karen Schluter
             THE CHASE MANHATTAN BANK - Structured Finance Services
                     450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                         email:karen.schluter@chase.com
                     ---------------------------------------



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